UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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☐	Soliciting Material Pursuant to §240.14a-12
Synergetics USA, Inc.

(Name of Registrant as Specified In Its Charter)

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SYNERGETICS USA, INC.
3845 Corporate Centre Drive
O’Fallon, Missouri 63368

October 30, 2006

Dear Stockholder:

You are cordially invited to attend our Company’s 2006 Annual Meeting of Stockholders, which will be held on November 30, 2006, at 5:00 p.m. Central Time at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri, 63017. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

Your vote is important to us and your shares should be represented at the meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying proxy promptly.

On behalf of the Board of Directors, thank you for your continued support of Synergetics USA, Inc.

Sincerely,

GREGG D. SCHELLER
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
BOARD AND BOARD COMMITTEE MEETINGS, COMMITTEE FUNCTIONS AND COMPOSITION
CORPORATE GOVERNANCE AND WEBSITE INFORMATION
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL STOCKHOLDERS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EXISTING EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
FORM 10-K
“HOUSEHOLDING” OF PROXY MATERIALS
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
Appendix A

SYNERGETICS USA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 30, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Synergetics USA, Inc., a Delaware corporation (the “Company”), will be held on November 30, 2006, at 5:00 p.m. Central Time at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri, 63017, to act upon the following matters, which are described more fully in the accompanying Proxy Statement:

1. The election of two (2) directors for terms of office expiring at the 2006 Annual Meeting of Stockholders; and

2. Such other business as may properly come before the meeting and/or any adjournment or postponement thereof.

All holders of common stock of record at the close of business on October 13, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the election of the nominees listed in the attached Proxy Statement to be members of the Board of Directors of the Company and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company in writing at 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368, prior to the Annual Meeting, and, if you attend the Annual Meeting, you may revoke your proxy if previously submitted and vote in person by notifying the Secretary of the Company at the Annual Meeting.

This Notice of Annual Meeting and Proxy Statement and form of proxy are being distributed on or about October 30, 2006.

By Order of the Board of Directors,

PAMELA G. BOONE
Secretary

O’Fallon, Missouri
October 30, 2006

Your vote is very important.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided.

SYNERGETICS USA, INC.

PROXY STATEMENT

FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Synergetics USA, Inc., a Delaware corporation (the “Company”), 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368, for use at the 2006 Annual Meeting of Stockholders to be held on November 30, 2006 at 5:00 p.m. Central Time at The Doubletree Hotel and Conference Center located at 16625 Swingley Ridge Road, Chesterfield, Missouri, 63017. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan on attending the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting. Only stockholders of record at the close of business on October 13, 2006, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. At the close of business on October 13, 2006, the Company had 24,206,970 outstanding shares of common stock, $.001 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder thereof to one vote.

If the accompanying proxy card is signed and returned, the shares represented thereby will be voted in accordance with the directions on the proxy card. Unless a stockholder specifies otherwise therein, the proxy will be voted in accordance with the recommendations of the Board of Directors on all proposals. The presence in person or by proxy of a majority of the voting power represented by outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Directors will be elected by a plurality of the voting power represented and entitled to vote at the meeting. The passage of any other proposal will be determined by the affirmative vote of the majority of the voting power represented and entitled to vote at the meeting. In the election of directors, abstentions and broker non-votes will not affect the outcome except in determining the presence of a quorum; they will not be counted toward the number of votes required for any nominee’s election. An instruction to “abstain” from voting on any other proposal will have the same effect as a vote against the proposal. Broker non-votes will not be considered as present and entitled to vote on the proposals; therefore, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

This Proxy Statement and the enclosed proxy card are being mailed to the stockholders of the Company on or about October 30, 2006.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of seven (7) directors. The directors are elected to serve three-year staggered terms. The terms of Robert H. Dick and Juanita H. Hinshaw expire at the 2006 Annual Meeting. Mr. Dick and Ms. Hinshaw are both being nominated for re-election. The Board of Directors of the Company recommends a vote FOR the two (2) nominees. If re-elected, each nominee will serve until the annual election of directors in the year 2009 or until his or her successor is duly elected and qualified, or his or her earlier death, resignation or removal. If any of the nominees are unavailable for election, an event which the Board of Directors of the Company does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board of Directors.

Based on the recommendation of the Nominating and Corporate Governance Committee, all of the nominees have been approved unanimously by the Board of Directors of the Company for re-election. The Board of Directors of the Company has also determined that each of the nominees satisfies the definition of an “independent director” set forth in the marketplace rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). Set forth below is information concerning the two (2) nominees for director and the directors whose terms are continuing.

Nominees for Directors to be Re-Elected at the 2006 Annual Meeting for Terms Expiring in 2009

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Robert H. Dick	62	Mr. Dick has been a director of the Company since 2005, when Synergetics, Inc. merged with Valley Forge Scientific Corp. (‘‘Valley Forge”) (now known as Synergetics USA, Inc., or the ‘‘Company”). Prior to the merger, Mr. Dick had been a director of Valley Forge since 1997. Mr. Dick has served as President of R.H. Dick & Company since January 1998, which is an investment banking and management consulting firm based in Camp Verde, Texas. From 1996 to 1998, Mr. Dick was a partner with Boles, Knop & Company, Inc., an investment banking firm in Middleburg, Virginia. Before that Mr. Dick served as interim President, Chief Executive Officer and Chief Financial Officer of Biomagnetic Therapy Systems, Inc. and PharmX, Inc. From 1982 until 1994, Mr. Dick served in various executive roles with Codman & Shurtleff, Inc., a subsidiary of Johnson & Johnson and a manufacturer of surgical instruments, implants, equipment and other surgical products. From 1978 to 1982, Mr. Dick was President and Chief Executive Officer of Applied Fiberoptics, Inc., a company designing, manufacturing and marketing fiberoptic products for medical and defense applications, and surgical microscopes for microsurgery. Mr. Dick also serves on the board of Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the ‘‘Exchange Act”).	2009

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Juanita H. Hinshaw	61	Juanita H. Hinshaw was elected as a director of the Company in 2005 upon the merger of Synergetics, Inc. with Valley Forge. Ms. Hinshaw has been President and Chief Executive Officer of H&H Advisors (a financial advisory company) since 2005. In addition, Ms. Hinshaw served as Senior Vice President and Chief Financial Officer of Graybar Electric Company from May 2000 to May 2005. Graybar Electric Company specializes in supply chain management services and distributes high-quality components, equipment and materials for the electrical and telecommunications industries. Ms. Hinshaw has served as a director on the board of The Williams Companies, Inc. since 2004, IPSCO, Inc. since 2002 and Insituform Technologies, Inc. since 1999 (IPSCO, Inc. and Insituform Technologies, Inc. have securities registered pursuant to Section 12 of the Exchange Act.	2009

Directors Whose Terms Continue through the 2006 Annual Meeting

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Gregg D. Scheller	50	Gregg D. Scheller is the Company’s President and Chief Executive Officer and has served as the Company’s Chairman of the Board since 2005. Immediately prior to the consummation of the merger with Valley Forge, Mr. Scheller served as President and Chief Executive Officer of Synergetics, Inc., a Missouri corporation and now a wholly-owned subsidiary of the Company, which he founded in 1991. Mr. Scheller had served in these positions since its inception. Mr. Scheller has been issued 26 United States patents (including four design patents). He devotes substantially all of his business time to the Company.	2008
Kurt W. Gampp, Jr.	46	Kurt W. Gampp, Jr. is the Company’s Executive Vice President and Chief Operating Officer and has served in these positions and as a director since 2005. Immediately prior to the merger with Valley Forge, Mr. Gampp served as the Executive Vice President and Chief Operating Officer of Synergetics, Inc. and had served in this position since Synergetics, Inc. was founded in 1991. Mr. Gampp coordinates and supervises the manufacturing of the Company’s products and is in charge of the daily production operations of the Company. He devotes substantially all of his business time to the Company.	2008

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Jerry L. Malis	74	Jerry L. Malis is the Company’s Executive Vice President and Chief Scientific Officer and has served in these positions and as director since 2005. Immediately prior to the consummation of the merger with Valley Forge, Mr. Malis served as Valley Forge’s Chief Executive Officer, President and Chairman of the board of Valley Forge for more than the past five years. He has published over fifty articles in the biological science, electronics and engineering fields, and has been issued 12 United States patents. Mr. Malis coordinates and supervises the scientific developments of the Company. He devotes substantially all of his business time to the Company.	2008
Lawrence C. Cardinale	68	Lawrence C. Cardinale has served as a director of the Company since Synergetics, Inc.’s merger with Valley Forge in 2005. Mr. Cardinale received his B.S.B.A. in Business from Washington University in St. Louis, Missouri and has recently retired after working in the medical industry since 1966. During his over 35 years working in the field of medical manufacturing, he has held various management positions, including Plant Manager, Director of Manufacturing, Director of Corporate Engineering, Director of Operations Planning, Vice President of Manufacturing-International and Vice President-Global Manufacturing and Engineering of a multi-national medical manufacturing company. Mr. Cardinale also owned and operated a scientific laboratory instrument business concentrating in the life sciences area, which manufactured and marketed tissue sectioning, microforge and micromanipulation instruments and pipeting devices. Mr. Cardinale currently serves as a board member of Coretech-Holdings LLC, a St. Louis-based life sciences and medical device manufacturing company and McCormick Scientific, LLC.	2007

			Expiration
Name	Age	Principal Occupation and Other Information	of Term

Guy R. Guarch	65	Guy R. Guarch retired in 2001 from C.R. Bard, Inc. where he spent 32 years in various sales, marketing and management roles. Bard is a leading developer, manufacturer and marketer of health care products used for vascular, urological and oncological diagnosis and intervention. From 1993 to 2001, Mr. Guarch served as Regional Vice President Corporate Account Manager for Bard’s Southeast Region. He worked as President of Bard Venture Division in Boston, Massachusetts from 1991 to 1993. From 1988 to 1991, Mr. Guarch worked in London, England, as Vice President of Sales for the Bard Europe Division and Managing Director of Bard LTD, UK. Before 1988, Mr. Guarch worked in several sales and marketing roles for Bard’s USCI International Division in Boston, Massachusetts, which focused on the design, manufacture and sale of cardiac catheters, urological catheters and artificial arteries. Mr. Guarch currently serves as a board member of Span-America Medical Systems, Inc., which designs and manufactures wound management products and which has securities registered pursuant to Section 12 of the Exchange Act.	2007

BOARD AND BOARD COMMITTEE MEETINGS,
COMMITTEE FUNCTIONS AND COMPOSITION

Directors who are neither employees of the Company nor an immediate family member of an officer of the Company are paid $750 for each meeting of the Board of Directors and each meeting of a committee of the Board of Directors that they attend. The Chairperson of the Audit Committee receives $2,250 for each meeting of the Audit Committee. In addition, all directors are entitled to reimbursement for travel and lodging expenses incurred in connection with their attendance at meetings. The full Board met four times during the fiscal year ended July 31, 2006.

The Company’s 2005 Non-Employee Directors’ Stock Option Plan, adopted by the Company’s Board of Directors in May 2005 and approved by the stockholders in September 2005, provides that each director of the Company who is neither an employee nor an immediate family member of an officer of the Company will be granted an option to purchase 10,000 shares of the Company’s common stock each year he or she is elected, appointed or re-elected as a Board member. The exercise price of options granted under this plan is equal to the fair market value of the common stock on the date of the grant. Each of Messrs. Dick and Guarch received a grant of the option to purchase 10,000 shares of the Company’s common stock as of September 20, 2005, and each of Mr. Cardinale and Ms. Hinshaw received a grant of the option to purchase 10,000 shares of the Company’s common stock as of September 22, 2005. All options granted under this plan vest upon issuance. Ms. Hinshaw and Mr. Dick will receive an additional grant of 10,000 shares upon re-election.

Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he or she served during fiscal year 2006. The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance. All of the directors of Valley Forge attended Valley Forge’s 2005 Annual Meeting of Stockholders (held immediately prior to the merger), and all of the directors of Synergetics, Inc. attended Synergetics, Inc.’s 2005 Meeting of Stockholders (held immediately prior to the merger).

The Board of Directors maintains three standing committees, including an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a written charter setting forth the functions and responsibilities of the committee, which may be reviewed on our website at www.synergeticsusa.com and are also available to stockholders in print upon request. In addition, the Audit Committee Charter is included with this proxy statement as Appendix A, and the Nominating and Corporate Governance Committee Charter is included as Appendix B. We intend to post any future amendments and revisions to the charters on our website.

The Audit Committee is comprised entirely of independent directors, as defined by The Nasdaq Stock Market listing standards and rules of the Securities and Exchange Commission (“SEC”). The Audit Committee is responsible for the appointment, evaluation, compensation and oversight of the work of the independent registered public accountants and, where appropriate, the dismissal of the independent registered public accountants. Furthermore, the Audit Committee is responsible for meeting with the independent registered public accountants and other corporate officers to review matters relating to financial reporting and accounting procedures and policies. Among other responsibilities, the Audit Committee also reviews financial information provided to stockholders and others, assesses the adequacy of financial, accounting, operating and disclosure controls, evaluates the scope of the audits of the independent registered public accounting firm and internal auditors, and reports on the results of such audits to the Board of Directors. In addition, the Audit Committee assists the Board of Directors in its oversight of the performance of the Company’s independent registered public accountants. The current members of the Audit Committee are Ms. Hinshaw (Chairperson), Mr. Dick, and Mr. Cardinale. The Board of Directors has determined that Ms. Hinshaw qualifies as an audit committee financial expert as defined in Item 401(h) of Regulation S-K because she has served in oversight roles in finance and accounting. The Audit Committee held six meetings during the last fiscal year.

The Compensation Committee in composed entirely of independent directors, as defined by The Nasdaq Stock Market listing standards and SEC rules, and is responsible for administering the Company’s compensation programs and recommending to the Board of Directors other compensation and benefits of the Chief Executive Officer and other executive officers. The current members of the Compensation Committee are Mr. Dick (Chairperson), Mr. Cardinale and Mr. Guarch. The Compensation Committee held three meetings during the last fiscal year.

The members of the Company’s Nominating and Corporate Governance Committee are Mr. Cardinale (Chairperson), Mr. Dick and Mr. Guarch, all of whom meet the independence requirements of The Nasdaq Stock Market listing standards and SEC rules. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, recommending to the Board of Directors the director nominees to be proposed for election by the stockholders and recommending to the Board of Directors corporate governance guidelines and procedures applicable to the Company. The Nominating and Corporate Governance Committee held one meeting during 2005.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders of the Company. Each stockholder must comply with applicable requirements of the Company’s Bylaws and the Exchange Act with respect to the nomination of, or proposal of, nominees for election as directors of the Company. Stockholders should submit any such nominations, together with appropriate biographical information and a description of the nominee’s qualifications to serve as director, to the Chairperson of the Nominating and Corporate Governance Committee, c/o Pamela G. Boone, Secretary, Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368. The Nominating and Corporate Governance Committee has not established specific, minimum qualifications for director nominees that it recommends to the Board of Directors, but instead considers all factors it deems relevant, including sound judgment, business specialization, technical skills, diversity and the extent to which the candidate would fill a present need. Nominees to be evaluated by the Nominating and Corporate Governance Committee for future vacancies on the Board of Directors will be selected by the Committee from candidates recommended by multiple sources, including members of the Board of Directors, senior management, independent search firms, stockholders and other sources, all of whom will be evaluated based on the same criteria.

CORPORATE GOVERNANCE AND WEBSITE INFORMATION

The Company has established a Code of Business Conduct and Ethics, which is applicable to all of its employees, officers and directors. The Code is available on the Company’s website at www.synergeticsusa.com and also available to stockholders in print upon request. We intend to post any future amendments and revisions to the Code of Business Conduct and Ethics on our website.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the Board of Directors, as a group, or any individual director by submitting written correspondence addressed to them at Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K for the year ended July 31, 2006, including a discussion of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Committee discussed with the independent registered public accountants their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board (United States) and SAS 61 (Codification of Statements on Auditing Standards). The Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

The Committee has received from the independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the independence of the independent registered public accounting firm consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to their independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 31, 2006, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Juanita H. Hinshaw (Chairperson)
Lawrence C. Cardinale
Robert H. Dick

PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The following table sets forth as of October 13, 2006 certain information with respect to the beneficial ownership of the Company’s common stock by (i) each of the named executive officers and directors, (ii) all executive officers and directors as a group, and (iii) each person known by the Company to beneficially own more than 5% of the Company’s common stock based on certain filings made under Section 13 of the Exchange Act. All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the footnotes to the table.

	Number of	Percent of
	Synergetics USA	Shares
	Shares Beneficially	Beneficially
Name and Address of Beneficial Owner	Owned	Owned

(i) Named Executive Officers and Directors(1)
Gregg D. Scheller (2),(3)	807,840	3.3%
Lawrence C. Cardinale (2),(4)	22,612	*
Robert H. Dick (2),(5)	74,000	*
Kurt W. Gampp, Jr. (2),(6)	958,392	4.0%
Guy R. Guarch (2),(7)	12,000	*
Juanita H. Hinshaw (2),(8)	326,710	1.4%
Jerry L. Malis (2),(9)	1,182,276	4.9%
Pamela G. Boone (2),(10)	16,387	*
(ii) All Executive Officers and Directors as a Group (8 persons)	3,400,217	14.0%
(iii) Certain Beneficial Owners
None.

*	Less than 1%.

(1)	Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned the them.

(2)	The mailing address of Messrs. Scheller, Cardinale, Dick, Gampp, Guarch and Malis and Mses. Hinshaw and Boone is 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368.

(3)	Includes shares held in the Gregg D. Scheller Trust. Mr. Scheller, in his capacity as trustee, possesses sole voting and investment power with respect to these shares. This does not include 817,020 shares held by the Donna Scheller Trust, of which Mr. Scheller’s wife is trustee. Mr. Scheller disclaims beneficial ownership as to these shares.

(4)	Includes 10,000 shares issuable to Mr. Cardinale subject to options exercisable currently or within 60 days.

(5)	Includes 74,000 shares issuable to Mr. Dick subject to options exercisable currently or within 60 days.

(6)	Includes shares held in the Kurt W. Gampp, Jr. Trust. This does not include 8,225 shares held by the Julie Gampp Trust, of which Mr. Gampp’s wife is trustee, nor 62 shares held by his daughter, Lindsey Gampp. Mr. Gampp disclaims beneficial ownership as to these shares.

(7)	Includes 10,000 shares issuable to Mr. Guarch subject to options exercisable currently or within 60 days.

(8)	Includes shares held in the Hinshaw-Harrison Joint Revocable Living Trust. Ms. Hinshaw, in her capacity as trustee, possesses joint voting and investment power with respect to these shares. Also includes 10,000 shares issuable to Ms. Hinshaw subject to options exercisable currently or within 60 days.

(9)	Includes 50,000 shares issuable to Mr. Malis subject to options exercisable currently or within 60 days. Also includes 200,000 shares held in the Malis Family L.P., a limited partnership in which Jerry L. Malis is the general partner and possesses voting and investment power.

(10)	Includes 6,387 shares issued to Ms. Boone subject to restrictions including a cliff vesting period of five years from the date of the grant in March, 2006.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the SEC and The Nasdaq Stock Market. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended July 31, 2006, each director, executive officer and 10% stockholder of the Company’s securities made timely filings of all reports required by Section 16 of the Exchange Act, except as follows: Messrs. Cardinale, Dick and Guarch and Ms. Hinshaw each filed a late Form 4 reporting their grants of stock options pursuant to the 2005 Non-Employee Directors’ Stock Option Plan (Mr. Cardinale’s Form 4 was filed on November 14, 2005 for awards granted on September 22, 2005; Mr. Dick’s Form 4 was filed on May 3, 2006 for awards granted on September 20, 2005; Mr. Guarch’s Form 4 was filed on November 4, 2005 for awards granted on September 20, 2005; Ms. Hinshaw’s Form 4 was filed on November 4, 2005 for awards granted on September 22, 2005). Mr. Cardinale filed a late Form 4 on October 20, 2006 for a distribution of shares on November 3, 2005. Ms. Boone filed a late Form 4 on May 3, 2006 reporting her grant of restricted stock options on March 7, 2006.

EXECUTIVE OFFICERS

The following table sets forth certain information, as of the date of this proxy statement, with respect to the executive officers of the Company.

Name	Age	Position(s) with the Company

Gregg D. Scheller	50	President, Chief Executive Officer & Chairman of the Board of Directors
Kurt W. Gampp, Jr.	46	Executive Vice President, Chief Operating Officer & Director
Jerry L. Malis	74	Executive Vice President, Chief Scientific Officer & Director
Pamela G. Boone	43	Executive Vice President, Chief Financial Officer, Treasurer & Secretary

The biographical information for Messrs. Scheller, Gampp and Malis can be found under “Proposal 1 — Election of Directors” above.

Ms. Boone joined the Company as its Chief Financial Officer in May 2005. Prior to this, Ms. Boone served as Vice President and Chief Financial Officer of Maverick Tube Corporation from 2001 until January 2005 and as Vice President, Treasurer and acting Chief Financial Officer until May 2005. Maverick Tube Corporation, a Missouri-based company, was a leading North American producer of welded tubular steel products used in energy and industrial applications. From 1997 to 2001, Ms. Boone served as Maverick’s Corporate Controller.

EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation awarded to or earned by each of the executive officers of the Company named below (the “Named Executive Officers”) for each of the last three fiscal years.

Summary Compensation Table

The following table sets forth the aggregate compensation paid by Synergetics or Valley Forge, as the case may be, with respect to the three fiscal years ended July 31, 2006, 2005 and 2004 to Mr. Scheller, Mr. Malis, Mr. Gampp and Ms. Boone, its Chief Executive Officer, Chief Scientific Officer, Chief Operating Officer and Chief Financial Officer, respectively.

						Number of
						Shares of
						Common Stock
					Restricted	Underlying
	Fiscal				Stock	Options	All Other
Name and Principal Position	Year	Salary		Bonus	Awards	Granted	Compensation(1)

Gregg D. Scheller	2006	$377,000		$5,000	—	—	—
President and	2005	409,740	(2)	39,433	—	—	—
Chief Executive Officer	2004	285,972		19,000	—	—	$2,000
Jerry L. Malis(3)	2006	$230,000		$5,000	—	—	—
Executive Vice President and	2005	226,306		—	—	—	—
Chief Scientific Officer	2004	220,000		—	—	—	—
Kurt W. Gampp, Jr.	2006	$346,000		$5,000	—	—	—
Executive Vice President and	2005	385,775	(2)	52,231	—	—	—
Chief Operating Officer	2004	238,617		19,000	—	—	$2,000
Pamela G. Boone(4)	2006	$179,423		$5,000	$35,000 (5)	—	—
Executive Vice President,	2005	$31,635		—	—	41,310 (6)	—
Chief Financial Officer,	2004	—		—	—	—	—
Treasurer and Secretary

(1)	“All Other Compensation” for Messrs. Scheller and Gampp represents compensation they received for serving as members of the Synergetics, Inc. board of directors.

(2)	The salaries of Messrs. Scheller and Gampp for fiscal year 2005 contained an incentive compensation arrangement that was based upon Synergetics’ sales. In fiscal year 2006, their salaries were based upon their employment contracts that are described in the section “Employment Agreements and Severance Agreements.”

(3)	The historical compensation disclosed for Mr. Malis is that received by Mr. Malis as Chief Executive Officer of Valley Forge.

(4)	Ms. Boone’s employment as Synergetics’ Chief Financial Officer did not begin until May 19, 2005.

(5)	The restricted stock holdings of Ms. Boone were 6,387 shares representing $28,869 of value at the end of fiscal year 2006. The restricted stock will vest 100% on March 7, 2011. Dividends will be paid on this restricted stock if the Company grants dividends to its common stockholders.

(6)	The number of shares underlying options granted to Ms. Boone give effect to the conversion ratio of 4.59 shares of Valley Forge common stock for each share of Synergetics, Inc. common stock, pursuant to the terms of the merger.

Option Grants in Last Fiscal Year

There were no options granted to any named executive officer during the fiscal year ended July 31, 2006.

Aggregate Fiscal Year End Option Values

The following table sets forth the value on July 31, 2006 for unexercised options for Synergetics USA’s Chief Scientific Officer and Chief Financial Officer. Mr. Scheller and Mr. Gampp did not have options to purchase Synergetics USA common stock as of July 31, 2006. No named executive officer exercised any options during the fiscal year ended July 31, 2006.

		Value of Unexercised
	Number of Securities Underlying Unexercised	In-the-Money Options at
Name	Options at Fiscal Year End	Fiscal Year End

Jerry L. Malis	50,000 Exercisable/0 Unexercisable(1)	$169,750
Pamela G. Boone	0 Exercisable/41,310 Unexercisable(2)	$121,735

(1)	These options were granted on December 12, 2000 with an exercise price of $1.125 per share and expire on December 12, 2010. All of these options are exercisable at July 31, 2006.

(2)	These options were granted on May 19, 2005 with an exercise price of $1.089 per share and expire on May 19, 2015. One-half of these shares become exercisable on May 19, 2009 and the remainder become exercisable on May 19, 2010. The number of shares underlying options granted to Ms. Boone and the exercise price give effect to the conversion ratio of 4.59 shares of Valley Forge common stock for each share of Synergetics common stock, pursuant to the terms of the merger.

EXISTING EQUITY COMPENSATION PLAN INFORMATION

The table below shows information with respect to all of our equity compensation plans as of July 31, 2006.

Number of Shares of
Common Stock Available
for Future Issuance
	Number of Shares of		Under Equity
	Common Stock to be		Compensation Plans at
	Issued Upon Exercise of	Weighted Average	July 31, 2006
	Outstanding Options,	Exercise Price of	(Excluding Shares
	Warrants and Rights at	Outstanding Options,	Reflected in the First
Plan Category	July 31, 2006	Warrants and Rights	Column)

Equity Compensation Plans Approved By Security Holders	411,750	$1.98	1,259,383
Equity Compensation Plans Not Approved By Security Holders	—	—	—
Total	411,750	$1.98	1,259,383

EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

Each of Mr. Scheller, Mr. Malis and Mr. Gampp have entered into three-year employment agreements with the Company. Pursuant to the agreements, Mr. Scheller’s base salary is $377,000, Mr. Malis’ base salary is $230,000 and Mr. Gampp’s salary is $346,000. In addition, each of them shall receive such other benefits, including healthcare, dental, life insurance, disability and 30 days of paid vacation that the Company provides to its executive officers. Each of Messrs. Scheller, Malis and Gampp may receive an annual bonus as determined in the sole discretion of the Compensation Committee of the Company’s Board of Directors. In the event any of such executive officers are terminated without cause, or if any such executive officer resigns for good reason, such executive officer shall be entitled to his base salary and health care benefits through the end of the term of his employment agreement.

As used in the employment agreements with Messrs. Scheller, Malis and Gampp, “cause” means (1) the executive officer’s conviction of any felony, or conviction for embezzlement or misappropriation of Company money or other property; (2) any act of gross negligence in performing the executive officer’s duties; (3) the executive officer’s willful refusal to execute his duties (other than for disability); or (4) the executive officer’s breach of the non-competition terms contained in his employment agreement. Termination for the events described in clauses (2) and (3) above will not constitute termination for “cause” unless the executive officer is provided written notice reasonably detailing such occurrence and is given five business days after receipt of such notice to cure such event and an opportunity to be heard before the Company’s Board of Directors.

As used in the employment agreements with Messrs. Scheller, Malis and Gampp, the term “good reason” means (1) failure to pay, or a reduction, by the Company of the executive officer’s base salary; (2) the failure or refusal by the Company to provide the executive officer with the benefits set forth in his employment agreement; (3) the assignment to the executive officer of any duties materially inconsistent with the duties set forth in the employment agreement, which assignment is not cured within five business days of written notice to the Company; (4) in the case of Mr. Malis, a requirement imposed by the Company on Mr. Malis that results in Mr. Malis being based at a location that is outside a 35-mile radius of Valley Forge’s former corporate offices in suburban Philadelphia, Pennsylvania, and in the case of Messrs. Scheller and Gampp, 35 miles from the Company’s current corporate offices in O’Fallon, Missouri; (5) a change in the executive officer’s title; (6) if the executive officer is no longer a member of the Company’s Board of Directors, other than by death, disability or a removal by a shareholder vote for cause; (7) any material breach by the Company of the employment agreement, which breach is not cured within five business days after receipt of written notice from the executive officer; or (8) the termination of the executive officer’s employment other than for cause, death or disability.

The employment agreements for each of Messrs. Scheller, Malis and Gampp contain non-competition and non-solicitation provisions, depending on the circumstances of any termination of employment. Furthermore, each of them has agreed that any products, inventions, discoveries and improvements made by him during the employment term shall be the property of the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (“Compensation Committee”) reviews each salary adjustment and bonus for the Company’s officers and recommends those adjustments to the full Board. The Compensation Committee also provides recommendations to the full Board regarding the Company’s 2001 Stock Plan, which is a part of the Company’s incentive plan. The Compensation Committee also provides recommendations regarding Director and Advisory Director compensation.

The Compensation Committee’s objectives are as follows:

1. The Compensation Committee seeks to establish executive compensation to attract and retain the necessary management talent to successfully lead the Company. The Compensation Committee believes that the Company must provide a compensation package for the Company’s key executives, which is competitive with compensation packages offered by other comparable companies.

2. The Compensation Committee believes that the Company should encourage decision-making that enhances shareholder value. The Compensation Committee believes that this objective is met by linking some portion of executive pay to corporate performance.

The Compensation Committee believes that the compensation structure of the Company is reasonably designed to achieve the above stated objectives. Total compensation for the Company’s executive officers is determined by marketplace survey data, Company performance and individual performance.

In determining its compensation recommendations to the Board of Directors, the Compensation Committee establishes a salary range for each executive based on information concerning executive compensation available to the Compensation Committee, including information relating to executive compensation at companies of comparable size. The Compensation Committee recommends to the Board of Directors a compensation package for each Company executive. This compensation package consists of base wages, bonuses and accompanying benefits. The Committee also retains discretion to award incentive pay depending on the circumstances and financial strength of the Company.

The total compensation package is intended to place the executive within the compensation range targeted by the Compensation Committee for the executive’s position.

For the year ended July 31, 2006, the Compensation Committee considered three key elements of Company performance in determining executive compensation, including that of its Chief Executive Officer, Mr. Scheller: the Company’s achievement of its sales forecasts and sales planning strategies; the successful post-merger integration of Valley Forge and Synergetics, Inc.; and the Company’s ability to improve the effectiveness of its internal financial reporting and controls, including the avoidance of financial reporting issues. Although the Compensation Committee believes a compensation policy focusing on profit margin and earnings per share would be more appropriate under normal circumstances, the performance considerations for the year ended July 31, 2006, were established in recognition of the unique challenges facing the Company, its senior management and, in particular, Mr. Scheller in a year of complex transition. While no specific compensation awards were set for achievement of the performance objectives, the Compensation Committee concluded that the Company’s executive compensation packages, including that of Mr. Scheller, were consistent with management’s performance, reasonable in view of market conditions and competitive with compensation at comparable companies. The Compensation Committee has yet to determine whether any discretionary bonuses will be awarded retroactively to any of the Company’s executives for the fiscal year ended July 31, 2006.

Submitted by the Compensation Committee of the Board of Directors.

Robert H. Dick (Chairperson)
Lawrence C. Cardinale
Guy R. Guarch

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

All executive officer compensation decisions are made by the Company’s Compensation Committee. The Compensation Committee also reviews and makes recommendations to the Board of Directors regarding the compensation of our senior management and key employees, including salaries and bonuses. As of July 31, 2006, the members of the Compensation Committee for Synergetics USA, Inc. are Mr. Robert H. Dick (chairperson), Mr. Lawrence C. Cardinale and Mr. Guy R. Guarch.

No member of the Compensation Committee of Synergetics USA, Inc. during fiscal 2006 was an employee or officer of Synergetics USA, Inc. or any of its subsidiaries. During the year ended July 31, 2006, no executive officer of the Company served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (ii) the Board of Directors of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, or (iii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of the Company’s Board of Directors.

Valley Forge prior to its combination with Synergetics USA, Inc. retained R.H. Dick & Company, Inc., an investment banker and business consulting company owned by Mr. Robert H. Dick, one of our directors, to perform investment banking and business consulting services. For the fiscal years ended 2004, Valley Forge incurred consulting expenses from these services of $15,000, excluding the reimbursement of out-of-pocket expenses. The Company did not engage this company during the fiscal year ending July 31, 2006 and does not expect to engage them during the fiscal year ending July 31, 2007.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on an investment in our common stock, the NASDAQ common stock market and an index of a peer group of medical companies (the “Peer Group”) for the five-year period ended July 31, 2006. The peer group is composed of four small companies whose primary business is ophthalmology: Escalon Medical Corporation, Inspire Pharmaceutical Inc., Iridex Corporation and STAAR Surgical Company. The graph assumes the value of an investment in the common stock and each index as $100 at August 1, 2001 and that all dividends were reinvested.

STOCK PERFORMANCE GRAPH

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the late 1960’s, the late Dr. Leonard Malis, one of Valley Forge’s former directors, on an individual basis has been a party to consulting and other agreements with Codman & Shurtleff, Inc., the Company’s principal customer. Since 1983, Dr. Malis has been a party to an agreement with Codman under which Dr. Malis received royalty payments for the use of the Malis® trademark on certain products sold by Codman to end users, including products Valley Forge sold to Codman. Dr. Malis developed passive hand instruments for Codman with no pecuniary benefits to Valley Forge. On October 22, 2004, Valley Forge entered into an option agreement with Dr. Malis under which Valley Forge was granted an option to acquire the Malis® trademark from Dr. Malis at any time over a period of five years. Valley Forge paid Dr. Malis $35,000 for the option and is required to pay an annual fee before each anniversary of the option agreement of $20,000 for each of the first two anniversaries and increasing to $60,000 before the fourth anniversary in order to continue the option in effect from year to year.

On October 12, 2005, the Company exercised its option with respect to the Malis® trademark. We paid the estate of Dr. Leonard I. Malis $159,904 in cash and the remainder in a $3,997,600 promissory note which will be paid in 25 equal quarterly installments of $159,904. The Company has made three quarterly payments on this note during the year ended July 31, 2006. The promissory note is secured by a security interest in the trademark and our DualWavetm patents.

For the year ended July 31, 2006, Valley Forge (prior to the merger) paid legal fees in the amount of $89,560 to a law firm in which a son-in-law of Jerry L. Malis is a partner.

Commencing in fiscal 2005, and prior to the merger, Valley Forge engaged Mr. Bruce A. Murray, a director of Valley Forge to perform certain business consulting services and other operating duties. For the year ended July 31, 2006, he received a salary of $44,385, excluding reimbursement of out-of-pocket services. As of the completion of the merger, Mr. Murray is no longer a director of the Company and no longer performs consulting services or other operating duties for the Company.

INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Before Synergetics, Inc.’s merger with Valley Forge, completed on September 21, 2005, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“RMSB&G”) was retained by Valley Forge to serve as its independent registered public accounting firm, after the resignation of Samuel Klein and Company on January 20, 2005. Prior to the consummation of the merger, Synergetics, Inc. retained the services of McGladrey & Pullen, LLP to audit its financial statements for inclusion in Valley Forge’s registration statement on Form S-4 filed in connection with the merger.

On October 20, 2005, the Audit Committee of the Board of Directors of the Company terminated RMSB&G’s appointment as the Company’s independent registered public accounting firm. During RMSB&G’s engagement, RMSB&G did not report on the financial statements for either Valley Forge or the Company. Thus, there were no disagreements with RMSB&G on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RMSB&G, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Furthermore, none of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during RMSB&G’s engagement.

Effective October 20, 2005, the Audit Committee of the Board of Directors of the Company appointed McGladrey & Pullen, LLP as the Company’s new independent registered public accounting firm. Valley Forge did not consult with McGladrey & Pullen, LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. Since the engagement of McGladrey & Pullen, LLP, the Company has not consulted with McGladrey & Pullen, LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The following table shows fees billed for professional services rendered by McGladrey & Pullen, LLP for the years ended 2006 and 2005:

	Fiscal Year Ended		Fiscal Year Ended
	July 31, 2006		July 31, 2005

Audit Fees	$506,000	(a)	$355,000	(b)
Audit-Related Fees	0		0
Tax Fees(c)	0		0
All Other Fees	0		0
Total	$506,000		$355,000

(a)	Audit Fees for the fiscal year ended July 31, 2006 include services for the audit of the consolidated financial statements, report on management’s assessment of the Company’s internal control over financial reporting, the review of the quarterly financial statements, filings of registration statements with the SEC, comfort letters for underwriters, consultation concerning financial accounting and reporting standards and international statutory audits. The amount included here is an estimate from the accounting firm as the final invoice for the year has not been rendered.

(b)	Audit Fees for the fiscal year ended July 31, 2005 includes fees for assistance with and review of SEC filings and related documents, including two years of audits (audit of fiscal year ended July 31, 2005 and re-audit of fiscal year ended July 31, 2004) and for certain quarterly and other review services.

(c)	Tax Fees are comprised of fees relating to income tax matters, planning and advice.

Pursuant to the Audit Committee’s charter, all audit and permissible non-audit services provided by the independent registered public accounting firm must be pre-approved. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the policies set forth in the Audit Committee charter. Consistent with the Audit Committee’s policy, all audit and permissible non-audit services provided by McGladrey & Pullen, LLP during the fiscal years ended July 31, 2006 and 2005 were pre-approved by the Audit Committee.

In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and management to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as rules of the American Institute of Certified Public Accountants.

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

FORM 10-K

Along with mailing the proxy materials, we have included a copy of our Annual Report on Form 10-K for the year ended July 31, 2006. We will provide stockholders with additional copies of our Annual Report on form 10-K for the year ended July 31, 2006, without charge, upon written request to Pamela G. Boone, Secretary, Synergetics USA, Inc., 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York, 11219. To delist yourself from householding in the future you may write the Company at 3845 Corporate Centre Drive, O’Fallon, Missouri, 63368, Attention: Pamela G. Boone. Upon request, we will deliver promptly a separate copy of the proxy statement.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2007 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Ms. Pamela G. Boone, Secretary, Synergetics USA, Inc. no later than July 2, 2007. The proposals must comply with the rules of the SEC relating to stockholder proposals. The Company’s Bylaws provide that no business may be brought before an annual meeting unless specified in the notice of meeting, brought before the meeting by or at the direction of the Board of Directors, or otherwise brought by a stockholder who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 60 or more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders. A copy of the full text of these Bylaw provisions may be obtained by writing to the Secretary at the address indicated above.

By Order of the Board of Directors,

PAMELA G. BOONE
Secretary

October 30, 2006

Appendix A

SYNERGETICS USA, INC.
AUDIT COMMITTEE CHARTER

1.	PURPOSE

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management regarding: (1) the conduct of the Company’s financial reporting process, including the overview of the integrity of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof; (2) the performance of the Company’s systems of internal accounting, financial controls and audit function; (3) the performance of the Company’s independent auditors, including their qualifications and independence, and the annual independent audit of the Company’s financial statements; (4) the preparation of the audit committee report required by the rules promulgated by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement; and (5) the Company’s legal and regulatory compliance.

The Committee shall review the adequacy of this Charter at least annually.

2.	COMMITTEE MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, all of whom shall be independent, and the Committee’s composition will meet all of the rules and guidelines of The Nasdaq Stock Market and any requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) or rules adopted by the SEC relating to audit committees.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board to serve until their successors shall be duly elected and qualified. Unless a chair of the Committee is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership. Any member of the Committee may be removed, with or without cause, by the Board at any time.

3.	COMMITTEE MEETINGS

The Committee shall meet as often as it deems necessary or appropriate, generally at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. As part of its role to foster open communication and to discharge its oversight role, the Committee or its chairperson should meet periodically with management, and the independent auditors and the Committee should meet in separate sessions to discuss any matters the Committee believes should be discussed privately. Meetings and sessions of the Committee may be held telephonically.

4.	KEY RESPONSIBILITIES AND AUTHORITY

The Committee’s role is one of oversight. It recognizes that the Company’s management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management and the independent auditors, have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In discharging its oversight role, the Committee may investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, auditors or other experts for this purpose and will receive funding from the Company to engage such advisors. The independent auditors are ultimately accountable to the Committee.

The following functions and responsibilities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

To fulfill its role, the Committee shall:

(a) Continuous Activities — General

(i) Have the direct responsibility for the appointment, evaluation, compensation and oversight of the work of the independent auditors and, where appropriate, the dismissal of the independent auditors. The independent auditors shall report directly to the Committee, and the Committee’s responsibility includes the resolution of disagreements between management and the independent auditors regarding financial reporting;

(ii) Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors;

(iii) Consider and pre-approve all auditing services provided by the Company’s independent auditors. All non-audit services permitted pursuant to law to be provided by the auditors must also be considered and pre-approved by the Committee, and such approvals must be disclosed in the Company’s periodic public filings. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings;

(iv) Consider and review with the independent auditors and management: (1) the adequacy of the Company’s disclosure controls and procedures and internal controls; (2) all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; (3) any material fraud against the Company involving any employee; (4) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (5) the related findings and recommendations of the independent auditors together with management’s responses;

(v) Consider and review with management, the Chief Financial Officer and the independent auditors: (1) significant findings during the year, including the status of previous audit recommendations; (2) any audit problems or difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information; (3) any changes required in the planned scope of the audit plan; (4) the audit budget and staffing; and (5) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts and the effective use of audit resources;

(vi) Inquire of management, the independent auditors and the Chief Financial Officer about significant risks or exposures and assess the steps management has taken to minimize such risks. The Committee shall discuss with management, the independent auditors and the Chief Financial Officer or Controller and oversee the Company’s underlying policies with respect to risk assessment and risk management; and

(vii) Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

(b) Continuous Activities — Specific Reporting Policies and Scheduled Activities

(i) Review and discuss with management and the independent auditors the accounting policies that may be viewed as critical and review and discuss any significant changes in the accounting policies of the Company and any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports. The Committee shall inquire as to the independent auditors’ views about whether management’s choices of accounting principles are conservative, moderate or aggressive from the perspective of income, asset and liability recognition and whether those principles are common practices or are minority practices;

(ii) Review and discuss with management and the independent auditors any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company. The Committee shall review, discuss with management and the independent auditors and approve any transactions or courses of dealing with related parties (e.g., significant shareholders of the Company, directors, corporate officers or other members of senior management or their family members) that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties;

(iii) Review with the independent auditors: (1) all of their significant findings during the year, including the status of previous audit recommendations; (2) any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); (3) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (4) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;

(iv) Review the Company’s financial statements, including: (1) prior to public release, reviewing with management and the independent auditors the Company’s annual and quarterly financial statements to be filed with the SEC, including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (b) any certifications regarding the financial statements or the Company’s internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company’s senior executive and financial officers and (c) the matters required to be discussed by Statement of Auditing Standards No. 61 or No. 71; (2) with respect to the independent auditors’ annual audit report and certification, before release of the annual audited financial statements, meeting separately with the independent auditors without any management member present and discussing the adequacy of the Company’s system of internal accounting and financial controls and the appropriateness of the accounting principles used in and the judgments made in the preparation of the Company’s audited financial statements and the quality of the Company’s financial reports; (3) making a recommendation to the Board regarding the inclusion of the audited annual financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC; and (4) prior to submission to any governmental authority of any financial statements of the Company that differ from the financial statements filed by the Company with the SEC, reviewing such financial statements and any report, certification or opinion thereon provided by the independent auditors;

(v) At least annually, obtain and review a report by the independent auditors describing: (1) the firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal qualify-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years regarding one or more independent audits carried out by the firm and any steps taken to deal with any such issues; and (3) all relationships between the independent auditors and the Company (to be set out in the formal written statement described below);

(vi) On an annual basis, request from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and take appropriate action in response to the independent auditors’ report to satisfy themselves of the auditors’ independence. The Committee shall also (1) consider whether, in the interest of assuring continuing independence of the independent auditors, the Company should regularly rotate its independent auditors and (2) set clear hiring policies for employees or former employees of the independent auditors;

(vii) Prepare a report to be included in the Company’s annual proxy statement stating whether or not the Committee: (1) has reviewed and discussed the audited financial statements with management; (2) has discussed with the independent auditors the matters required to be discussed by SAS No. 61 and 90; (3) has received the written disclosure and letter from the independent auditors (delineating all relationships they have with the Company) and has discussed with them their independence; and (4) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company’s Annual Report on Form 10-K for filing with the SEC; and

(viii) Conduct periodic self-evaluations of the performance of the Committee, including its effectiveness and compliance with the Charter of the Committee.

(c) “When Necessary” Activities

(i) Review and concur in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer or Controller;

(ii) Have direct responsibility for the appointment, evaluation, compensation and oversight of the work of the independent auditors and, where appropriate, the dismissal of the independent auditors;

(iii) Review periodically with general and/or outside counsel legal and regulatory matters that may have a material impact on the Company’s financial statement compliance policies and programs; and

(iv) Inquire as to the view of the independent auditors of the accounting treatment related to significant new transactions or other significant matters or events not in the ordinary course of business.

Adopted September 19, 2005

Appendix B

SYNERGETICS USA, INC.
NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

1.	PURPOSE

The Nominating and Corporate Governance Committee (the “Committee”) shall assist the Board of Directors (the “Board”) in fulfilling its responsibility to the shareholders, potential shareholders and investment community by: (1) identifying individuals qualified to serve as directors and by selecting, or recommending the Board select, the nominees for all directorships, whether such directorships are filled by the Board or the shareholders; (2) developing and recommending to the Board a set of corporate governance guidelines and principles; (3) reviewing, on a regular basis, the overall corporate governance of the Company and recommending improvements when necessary; and (4) overseeing and managing compliance with the Company’s Code of Business Conduct and Ethics as established by management and the Board.

2.	COMMITTEE MEMBERSHIP

The Committee shall be comprised of three or more members of the Board, each of whom is determined by the Board to be “independent” in accordance with the rules and guidelines of The Nasdaq Stock Market and any requirements and rules adopted by the Securities and Exchange Commission relating to nominating and corporate governance committees generally.

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier resignation or removal. The Board may remove any member of the Committee, with or without cause, at any time.

The Board may appoint one member to be the chairperson. If the Board fails to appoint a chairperson, the members of the Committee shall elect a chairperson by majority vote of all members. The chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

3.	COMMITTEE MEETINGS; ACTION BY THE COMMITTEE

The Committee shall have regular meetings on a semi-annual basis, or more frequently as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

The Committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is comprised solely of members of the Committee. The requirements for action by a subcommittee shall, except as otherwise provided by act of the Committee, be the same as applicable to the Committee.

All non-management directors who are not members of the Committee may attend meetings of the Committee but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate. The Committee may also exclude from its meetings any persons it deems appropriate.

4.	RESPONSIBILITIES AND AUTHORITY

The responsibilities of the Committee are set forth below. The Committee shall also carry out any other responsibilities assigned to it by the Board from time to time.

In fulfilling its responsibilities, the Committee may investigate any matter brought to its attention. The Committee may retain outside counsel or other advisors for this purpose and will receive adequate funding from the Company to engage such advisors.

B-1

(a) Board Selection and Evaluation

(i) Establish the standards and process for the selection of individuals to serve on the Board;

(ii) Identify individuals qualified to serve as directors and select, or recommend that the Board select, the nominees for all directorships, whether such directorships are filled by the Board or the shareholders, subject to any contractual or other commitments of the Company. The Committee shall consider all factors it deems relevant, including sound judgment, business specialization, technical skills, diversity and the extent to which the candidate would fill a present need on the Board;

(iii) Review each current member of the Board and determine, or recommend to the full Board, whether such director should stand for re-election;

(iv) Conduct all necessary and appropriate background checks of potential candidates. In this regard, the Committee shall have authority to retain the necessary experts to assist it in identifying and reviewing candidates to serve as directors. The Committee will receive its own funding from the Company to engage such advisors;

(v) Review the independence and possible conflicts of interest of members of the Board and executive officers; and

(vi) Oversee the evaluation of the Board and management.

(b) Corporate Governance

(i) Review the certificate of incorporation and by-laws of the Company and recommend to the Board, if necessary, proposed amendments for consideration by the shareholders; and

(ii) Establish and recommend to the Board a set of corporate governance guidelines and principles.

(c) Reports

(i) Report regularly to the Board following each meeting. The report to the Board may be an oral report and may be made at any meeting of the Board; and

(ii) Maintain minutes or other records of the meetings and activities of the Committee.

(d) Periodic Self-Evaluation

(i) Conduct periodic self-evaluations of the performance of the Committee, including the effectiveness and compliance with the Charter of the Committee. In addition, the Committee shall periodically review and reassess the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable.

(e) Other

(i) Review and recommend to the Board any changes to the compensation of directors;

(ii) Review and recommend to the Board any changes to the Company’s directors’ and officers’ indemnification and insurance policies and arrangements; and

(iii) Review periodically with senior management the provisions of the Company’s Code of Business Conduct and Ethics (including the Company’s policies and procedures with regard to trading by Company personnel in securities of the Company and use in trading of proprietary or confidential information) as adopted by the Board or senior management, including any waivers provided under such code since the last annual review; provided that any such wavier shall be reported by the Committee to the Board, and approval of the Board shall also be required for any such wavier applicable to any officer who is a member of the Board.

Adopted September 19, 2005

B-2

ANNUAL MEETING OF STOCKHOLDERS OF
SYNERGETICS USA, INC.
November 30, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

The Board of Directors recommends a vote “FOR” all director nominees.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

     1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡	Robert H. Dick
		¡	Juanita H. Hinshaw
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING.
     MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SYNERGETICS USA, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SYNERGETICS USA, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2006
     The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby appoints Gregg D. Scheller and Pamela G. Boone, and each of them, with full power of substitution, as the undersigned’s proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Synergetics USA, Inc. (the “Company”) to be held on November 30, 2006 (the “Annual Meeting”), or at any adjournment thereof, all shares of voting stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse of this card and in their discretion upon such other business as may properly come before the Annual Meeting or at any adjournment thereof.
(Continued and to be signed on the reverse side.)
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